UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2026

HIGHLANDS REIT, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55580	81-0862795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Dearborn Street, 20th Floor Chicago, IL 60603
(Address of Principal Executive Offices, Including Zip Code)

312-583-7990
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: Common Stock
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

By notice dated March 31, 2026, Highlands REIT, Inc. (the “Company”) called an annual meeting of stockholders to be held on May 22, 2026. Stockholders of record as of the close of business on March 20, 2026 (the “Record Date”) were entitled to notice of, and to vote at, the meeting.

Under Maryland law and the Company’s bylaws, in order for a quorum to be present and the Company to conduct the business of the meeting, the presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting on any matter is required. As of the Record Date, there were 722,202,902 shares of common stock, par value $0.01 per share (the “shares”), of the Company outstanding and entitled to vote. The Company determined that only 219,744,634 shares were represented in person or by proxy at the meeting; accordingly, a quorum was not present at the meeting.

Because a quorum was not present at the meeting, no business was conducted and the 2026 annual meeting of stockholders was adjourned. We do not expect to reconvene the 2026 annual meeting of stockholders. As a result, in accordance with Maryland law and the Company’s charter and bylaws, the current directors of the Company, Jeffrey L. Shekell, R. David Turner and Robert J. Lange, will continue as members of the board of directors of the Company until their respective successors are duly elected and qualify.

As a quorum was not present, no votes were cast at the meeting.

The Company did receive proxies directing that their shares be voted as follows with respect to the Company’s directors (although no votes were cast):

Nominee	For	Percentage of Proxies Received	Withhold	Percentage of Proxies Received	Broker Non-Votes
Jeffrey L. Shekell	73,429,887	88%	9,731,410	12%	136,583,337
R. David Turner	73,291,182	88%	9,870,115	12%	136,583,337
Robert J. Lange	74,231,599	89%	8,929,698	11%	136,583,337

The Company also received proxies directing that their shares be voted as follows with respect to the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as described in its proxy materials (although no votes were cast):

For	Against	Abstain	Broker Non-Votes
64,949,274	13,350,595	4,861,428	136,583,337

The Company also received proxies directing that their shares be voted as follows with respect to the approval, on a non-binding, advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers as described in its proxy materials (although no votes were cast):

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
51,120,047	4,682,704	19,136,745	8,221,801	136,583,337

The Company also received proxies directing that their shares be voted as follows with respect to the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (although no votes were cast):

For	Against	Abstain
208,521,202	6,901,070	4,322,362

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Highlands REIT, Inc.

Date: May 26, 2026            By:     /s/ Robert J. Lange
Name:     Robert J. Lange
Title:    President and Chief Executive Officer
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